                                                                  EXHIBIT 10(ad)
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                             LEASE AMENDMENT NO. 6
                             ---------------------

     THIS LEASE AMENDMENT NO. 6 (herein called "Amendment No. 6"), dated as of November 20, 1995 between AMERICAN AIRLINES, INC., a Delaware corporation ("Lessor"), and HAWAIIAN AIRLINES, INC., a Hawaii corporation ("Lessee").

                                  WITNESSETH:
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     WHEREAS, Lessor and Lessee have heretofore entered into that certain Aircraft Lease Agreement dated as of September 12, 1994 (as amended and supplemented from time to time, the "Lease Agreement", defined terms used herein as therein defined), which provides for the execution of a Lease Amendment for the purpose of, among other things, amending the Lease Agreement and any Lease Supplements thereto; and

     WHEREAS, the Lease Agreement was modified and amended by those certain Lease Supplements No. 1 through 6, each dated as of September 12, 1994, recorded with the Lease Agreement, with the Federal Aviation Administration (the "FAA") on September 16, 1994 as Conveyance No. P98874; by that certain Lease Supplement No. 7 dated as of September 21, 1994, recorded with the FAA on October 26, 1994 as Conveyance No. II00230; by that certain Lease Supplement No. 8 dated as of October 6, 1994, recorded with the FAA on October 31, 1994 as Conveyance No. LL08311; by that certain Amendment to Lease Agreement, Lease Supplements and Lease Supplement No. 9, dated as of November 12, 1994, recorded with the FAA on November 21, 1994 as Conveyance No. NN007458; by that certain Lease Supplement No. 10 dated November 21, 1994, recorded by the FAA on March 15, 1995 as conveyance No. YY010872; by that certain Lease Amendment No. 2 dated April 13, 1995 ("Lease Amendment No. 2"), recorded by the FAA on May 26, 1995 as Conveyance No. D06501; by that certain Lease Amendment No. 3 dated June 1, 1995 ("Lease Amendment No. 3"), recorded by the FAA on June 8, 1995 as Conveyance No. E19773; by that certain Lease Amendment No. 4 dated August 22, 1995 ("Lease Amendment No. 4"), recorded by the FAA on September 27, 1995 as Conveyance No. JJ14862; and by that certain Lease Amendment No. 5 dated October 6, 1995 ("Lease Amendment No. 5"), recoreded by the FAA on ____________________, 1995 as Conveyance No. ____________ ; and

     WHEREAS, Lessee has failed to make certain payments of Rent due and payable on or prior to the date hereof, and Lessor has agreed to defer payment of the overdue Deferred Basic Rent as set forth herein; and

     WHEREAS, Lessor's agreement to the additional deferrals as set forth herein is conditioned upon Lessee's performance of its obligations under this Lease Amendment No. 6 and the Consulting Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Lease Agreement, the Lessor and Lessee hereby amend the Lease Agreement as follows:

A.   AMENDMENT TO THE LEASE AGREEMENT.
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     1. The following definitions set forth in Section 1 of the Lease Agreement shall be amended in their entirety as follows:

          "'Deferred Basic Rent Payment Dates' means March 31, 1995, April 7, 14
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and 21, 1995, May 1, 1995 and December 9, 1995."

     2. The first sentence of Subsection 3(b) of the Lease Agreement shall be amended in its entirety to read as follows:

     "Lessee hereby agrees to pay Lessor (i) Basic Rent (except Deferred Basic
Rent) for each Aircraft throughout the Term in the amounts set forth in Schedule I on the day prior to each applicable Basic Rent Payment Date commencing on the day prior to the applicable Delivery Date, and (ii) Deferred Basic Rent for all the Aircraft throughout the applicable Terms in the amounts set forth in
Schedule I on the Deferred Basic Rent Payment Dates.

     3. Schedule I to the Lease Agreement shall be amended in its entirety to read as set forth in Schedule I attached hereto.

B.   CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AMENDMENT NO. 6.
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     This Amendment No. 6 shall become effective upon the fulfillment of the following conditions precedent:

     1. On the effective date of this Amendment No. 6 (the "Amendment Effective Date"), the representations and warranties of Lessee set forth in the Lease Agreement shall be true and accurate as if made on such date.

     2. The Lease Amendment and the applicable Lease Supplements shall have been executed and filed for information with the FAA in Oklahoma City, Oklahoma.

     3. The receipt by Lessor from Lessee not later than two (2) days prior to the Amendment Effective Date of the following, dated as of such Amendment Effective Date, all of which shall be satisfactory in form and substance to
Lessor:

     (a) copies of the articles of incorporation and by-laws of Lessee, certified to be true and up to date copies by a duly authorized officer thereof or certifying no changes or amendments thereto since the date they were last certified to Lessor by Lessee;

     (b) copies of resolutions of the board of directors of Lessee authorizing Lessee to enter into and perform this Amendment No. 6 and the transactions contemplated hereby, certified to be true and up to date copies by a duly authorized officer of Lessee;

     (c) a closing certificate and an incumbency certificate of a duly authorized officers of Lessee setting out the names and signatures of the person or persons authorized to sign the Lease Agreement;

     (d) receipt by Lessor of the installments of Basic Rent pursuant to Section 3 of the Lease Agreement, as amended hereby, and Supplement Rent pursuant to Exhibit F to this Lease Agreement, as amended hereby, and payment of all amounts then due under any other Long-Term Agreement.

     4. The Final Order confirming the Plan shall be and remain in full force and effect.

     5. The Long-Term Agreements and the Letter of Credit shall be in full force and effect.

     6. No Default or Lessee Event of Default shall have occurred and be continuing after giving effect to this Lease Amendment and no "Event of Default" or "Termination Event" shall have occurred and be continuing under the Long-Term Agreements.

C.   MISCELLANEOUS.
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     1. Except as set forth herein, all terms and provisions contained in the Lease Agreement shall remain in full force and effect. Nothing contained in this Lease Amendment No. 6 shall be deemed a waiver by Lessor of any amounts due and owing under the Lease or of any rights of Lessor existing on the date hereof under the Lease; provided, however, that the amount of Deferred Basic Rent represents the unpaid Rent due and owing on the date hereof (the "Unpaid Rent"), and Lessor's sole remedy for the Unpaid Rent shall be the payment of Deferred Basic Rent. Lessor hereby waives any Event of Default under the Lease Agreement arising solely from Lessee's failure to pay the Unpaid Rent; further provided that Lessee's failure to pay the Deferred Basic Rent shall constitute an Event of Default under the Lease Agreement and entitle Lessor to enforce all rights and remedies under Section 14A of the Lease.

     2. Lessee hereby confirms its agreement to pay to Lessor Basic Rent (including Deferred Basic Rent) and Supplemental Rent for the Aircraft throughout the Term in accordance with Section 3 of the Lease Agreement.

     3. This Amendment No. 6 is being delivered in the State of Texas and shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas, including all matters of construction, validity and performance.

     4. This Amendment No. 6 may be executed in several counterparts, each fully-executed counterparts all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument. To the extent that this Amendment No. 6 constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Amendment No. 6 may be created through the transfer or possession of any counterpart other than the counterpart marked as the "Original."

                            SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Amendment No. 6 to be duly executed and delivered as of the date and year first above written.

                                    AMERICAN AIRLINES, INC.



                                    By:  Jeffery M. Jackson
                                       ----------------------------
                                         Jeffery M. Jackson
                                         Vice President - Corporate
                                          Development and Treasurer



                 HAWAIIAN AIRLINES SIGNATURE ON FOLLOWING PAGE

                                              HAWAIIAN AIRLINES, INC.



                                           By:  Bruce R. Nobles
                                              ---------------------------------
                                                Bruce R. Nobles
                                                President and Chief Executive
                                                      Officer



                                           By:  Rae A. Capps
                                              ----------------------------------
                                                Rae A. Capps
                                                Vice President, General Counsel
                                                and Corporate Secretary

                                  SCHEDULE I

     This Schedule I has been left intentionally blank for recording purposes, as the parties deem the information contained therein to be confidential financial information.

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